Exhibit 99-B.10

                         Consents of Independent Auditors



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                                 Exhibit 99-B.10

                         Consent of Independent Auditors


The Board of Directors of ING Life Insurance and Annuity Company and Subsidiaries and the Contractholders of Variable Annuity Account C

We consent to the incorporation by reference of our reports dated January 31, 2002, with respect to the consolidated financial statements and schedules of ING Life Insurance and Annuity Company and Subsidiaries (formerly Aetna Life Insurance and Annuity Company and Subsidiaries and hereafter referred to as ILIAC) and February 8, 2002, with respect to the financial statements of ILIAC Variable Annuity Account C for the year ended December 31, 2001, in Post-Effective Amendment No. 31 to the Registration Statement (Form N-4 No. 33-75962) and related Prospectus of ING Life Insurance and Annuity Company and Subsidiaries.



                              /s/Ernst & Young LLP

Hartford, Connecticut
May 22, 2002


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                                Exhibit 99-B.10

                         Consent of Independent Auditors





The Board of Directors of ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and Contract Owners of Variable Annuity Account C:

We consent to the use of our report dated February 2, 2001, relating to the statement of changes in net assets of Variable Annuity Account C for the year ending December 31, 2000 and our report dated March 27, 2001, relating to the consolidated balance sheet as of December 31, 2000 and the consolidated statements of income, changes in shareholders' equity, and cash flows for the one month ended December 31, 2000, the eleven months ended November 30, 2000 and the year ended December 31, 1999 of ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), which are incorporated by reference in this Post-Effective Amendment No.31 to Registration Statement (File No. 33-75962) on Form N-4.

We also consent to the reference to our firm under the heading, "Independent Auditors" in the Additional Information which is incorporated by reference.

                                                     /s/ KPMG LLP

Hartford, Connecticut
May 20, 2002